CORPORATE OVERVIEW February 2023

2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ product development activities, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, and (viii) our ability to meet any specific milestones set forth herein. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022 to be filed and other filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

3 Developing Treatments Inspired By The Genetics of Epilepsy ENABLED BY TWO PLATFORMS CEREBRUM™ SMALL MOLECULE PLATFORM Cerebrum™ utilizes deep understanding of neuronal excitability and neuronal networks and applies a series of computational and experimental tools to develop orally available precision therapies PRAX-628 Ulixacaltamide (PRAX-944) PRAX-562 SOLIDUS™ ANTISENSE OLIGONUCLEOTIDE (ASO) PLATFORM PRAX-090 PRAX-222 PRAX-080 PRAX-020 PRAX-030 PRAX-050 PRAX-100 Solidus™ is an efficient, targeted precision medicine discovery and development engine for ASOs anchored on proprietary, computational methodology

4 Targeting movement disorders & epilepsies connected by neuronal imbalance PRECLINICAL PHASE ONE PHASE TWO REGISTRATION ENABLINGORIGIN PRAX-020* KCNT1 PRAX-030 Undisclosed PRAX-050 Undisclosed Ulixacaltamide Essential Tremor PRAX-562 DEEs PRAX-090+ SYNGAP1 PRAX-100+ SCN2A LoF PRAX-080+ PCDH19 PRAX-628 Focal Epilepsy CEREBRUM™ SMALL MOLECULE PLATFORM SOLIDUS™ ASO PLATFORM Ulixacaltamide Parkinson’s Disease PRAX-222 SCN2A GoF DEE *PRAX-020 (KCNT1) is a research collaboration with UCB +PRAX-080 (PCDH19 ), PRAX-090 (SYNGAP1) & PRAX-100 (SCN2A-LoF) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health

5 Leveraging genetics to efficiently translate insights into therapies GENETICS Focus on therapeutic targets identified through human genetics TRANSLATIONAL TOOLS Translational tools validate potential of target and product candidate and can provide early proof of biology EFFICIENT & RIGOROUS Efficient, rigorous clinical development paths to proof- of-concept in humans PATIENT-GUIDED Patient-guided development strategies to deliver on what patients actually need

6 What to expect from Praxis in 2023 Upcoming readout for late-stage program for Essential Tremor ULIXACALTAMIDE PH 2B ESSENTIAL1 STUDY TOPLINE RESULTS EXPECTED 1Q23 Cash runway into 1Q24 to advance each clinical-stage program through value inflecting milestones $100 MILLION IN CASH & INVESTMENTS AS OF THE END OF 2022 Topline data expected for each of three clinical-stage epilepsy programs PRAX-222 FIRST-IN-PATIENT EMBRAVE STUDY TOPLINE SAFETY RESULTS EXPECTED MID-2023 PRAX-562 FIRST-IN-PATIENT EMBOLD STUDY TOPLINE RESULTS EXPECTED 2H23 PRAX-628 FIRST-IN-HUMAN PH 1 STUDY TOPLINE RESULTS EXPECTED MID-2023 POC data in Parkinson's disease ULIXACALTAMIDE PH 2 PD STUDY TOPLINE RESULTS EXPECTED 4Q23 Deep early-stage pipeline enabling continuous advancement of new programs DEVELOPMENT CANDIDATE NOMINATION FOR PRAX-080 ASO FOR PCDH19 IN 2H23

7 CEREBRUM™ SMALL MOLECULE PLATFORM

8 4Q 2023 Ph 2 PD Study Topline Results 1Q 2023 Ph 2b ET Essential1 Study Topline Results Ulixacaltamide (PRAX-944) Essential Tremor and Parkinson’s Disease KEY UPCOMING MILESTONES

9 Essential Tremor (ET) is the most common movement disorder… SOURCE: 1. GHOSH (2016) (P.231, C.1, PH.1, L.1-2), 2. Elble RJ. Curr Neurol Neurosci Rep. 2013 Jun;13(6):353. 3. Putzke JD, et al. J Neurol Neurosurg Psychiatry. 2006 Nov;77(11):1235-7. 4. Vetterick, C., Lyons, K.E., Matthews, L.G. et al. The Hidden Burden of Disease and Treatment Experiences of Patients with Essential Tremor: A Retrospective Claims Data Analysis. Adv Ther (2022). https://doi.org/10.1007/s12325-022-02318-8 Up to 7 million people in the United States may have ET1 Hallmark feature is action tremor that primarily affects the hands2,3 Action tremors significantly disrupt daily living for people with ET Almost all ET patients suffer from at least one comorbid condition (e.g. depression, anxiety, sleep disorders, cognitive dysfunction)4

10 Approximately 1 million people are diagnosed with ET and on treatment, while another 1 million patients are estimated to remain untreated 0 medications have been developed specifically for ET & only 1 medication was approved for ET >50 years ago Of patients who seek treatment, ~40% discontinue within 2 years, or 200,000 patients annually …but ET often remains undiagnosed, misdiagnosed, undertreated and untreated Many ET patients are frequently misdiagnosed, leading to ET diagnosis about 1.5 years after an initial movement disorder diagnosis 40% SOURCE: Vetterick, C., Lyons, K.E., Matthews, L.G. et al. The Hidden Burden of Disease and Treatment Experiences of Patients with Essential Tremor: A Retrospective Claims Data Analysis. Adv Ther (2022). https://doi.org/10.1007/s12325-022-02318-8

11 Ulixacaltamide is a differentiated, selective T-type calcium channel blocker in development for ET and Parkinson’s disease Source: Praxis Data on file, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC9310641/ Highly selective for T-type calcium channels Potential for effectiveness across range of neuronal activity levels Highly potent across all three T-type isoforms

12 T-Type calcium channels are gatekeepers of neuronal firing patterns in the Cerebello-Thalamo-Cortical (CTC) circuit Source: Based on Milosevic 2018 figured on actual ET patient intraoperative real-time single-unit recordings of action potentials of individual neurons Mutations in T-type calcium channels (TTCC) are genetically linked to familial ET TTCC drive burst firing in the CTC circuit Burst firing in the CTC circuit correlated with tremor in patients with ET and PD Deep Brain Stimulation reduces burst firing and tremor

13 Ulixacaltamide’s wide dosing range and modified release formulation may support tolerability & efficacy profile Source: Praxis Data on file 0 5 10 15 20 25 30 35 40 45 50 0 6 12 18 24 Ul ix ac al ta m id e Pl as m a Co nc en tr at io n (n g/ m L) Time (h) SUSTAINED EXPOSURE WITH BLUNTED CMAX Source: Praxis Data on file PREDICTABLE PK, WIDE DOSING RANGE UP TO ~100 mg & FLEXIBILITY IN TITRATION 5mg 10mg 20mg 60mg 80mg 100mg 120mg ESSENTIAL1 STUDY DOSES

14 MODIFIED ADLs IN RANDOMIZED WITHDRAWAL MEAN % CHANGE FROM DAY 42 Marked functional benefit observed in ulixacaltamide patients in Ph 2a study MODIFIED ADLs IN OPEN LABEL MEAN % CHANGE FROM BASELINE *Nominal p-value based on ANCOVA Source: Praxis Data on file from Part B of Phase 2a study *p<0.05 139% Day 42 (N=11) Day 56 (N=6 Ulixacaltamide, N=5 Placebo) 8% Placebo Ulixacaltamide-42% Day 42 (N=11) Day 70 (N=11) -10% *p<0.003 IM PR OV EM EN T W OR SE NI NG ULIXACALTAMIDE TREATED OFF DRUG

15 Source: clinicaltrials.gov/ct2/show/NCT05021991 Ulixacaltamide Phase 2b Essential1 study topline results expected 1Q23 *Composite sum of items 1 to 11 of TETRAS-ADL subscale and items 6 (bilateral) and 7 of TETRAS-PS; modified ADL score is calculated as the sum of all 13 items and ranges from 0 to 42 clinicaltrials.gov/ct2/show/NCT05021991 Screening: Day-28 to -1 Screening Intervention (Titration and Maintenance): Day 1 to 56 Randomization Titration Period Titration Period PRIMARY ENDPOINT: Change from baseline to Day 56 in the Modified ADL*, functionally relevant & FDA- suggested endpoint STUDY POWERING: 33 evaluable participants per regimen provides 80% power to detect 0.6 effect size between pooled ulixacaltamide and placebo groups, or placebo adjusted difference of 3.6 pts in mADL at Day 56 (SD=6) Optional Extension: Day 57 to 189 Double-Blind Lead-in Period (43 days) Open Label Period (90 days) Safety Follow-Up (14 days) Safety Follow-Up: Day 57 to 70 Safety Follow-Up ~130 participants PLACEBO Ulixacaltamide 100 mg Ulixacaltamide 60 mg

16 Modified ADLs: A modified measure of TETRAS activities of daily living (ADLs) that is functionally relevant and FDA recommended 1. Speaking 2. Feeding with a spoon 3. Drinking from a glass 4. Hygiene 5. Dressing 6. Pouring 7. Carrying food trays, plates or similar items 8. Using keys 9. Writing 10. Working 11. Overall disability with most affected task 12. Social Impact TETRAS ADL measures observed: 0 = Normal 1 = Slightly abnormal. Tremor is present but does not interfere with __. 2 = Mildly abnormal. Spills a little. 3 = Moderately abnormal. Spills a lot or changes strategy to complete task. 4 = Severely abnormal. Cannot drink from a glass or uses straw or sippy cup. Each measure is individually scored from 0-4: TOTAL SCORE OF UP TO 48 1. Speaking 2. Feeding with a spoon 3. Drinking from a glass 4. Hygiene 5. Dressing 6. Pouring 7. Carrying food trays, plates or similar items 8. Using keys 9. Writing 10. Working 11. Overall disability with most affected task 12. Handwriting 13. Spirals (x2) 14. Social impact 0 = Slightly abnormal. Tremor is present but does not interfere with __. 1 = Mildly abnormal. Spills a little. 2 = Moderately abnormal. Spills a lot or changes strategy to complete task. 3 = Severely abnormal. Cannot drink from a glass or uses straw or sippy cup. Each measure is individually scored from 0-3: TOTAL SCORE OF UP TO 42 Modified ADL measures observed:

17 Ulixacaltamide has potential to be a non-dopaminergic therapy for motor function for people with Parkinson’s disease Dopamine promotes movement Dopamine related motor and non-motor complications

18 T-type calcium channels modulate the motor circuit in Parkinson’s disease and overlap with target for Deep Brain Stimulation Mcgregor mm, nelson ab. Neuron. 2019. Doi:10.1016/j.Neuron.2019.03.004 Tai c-h et al. J clin invest. 2011. Doi:10.1172/jci46482 THALAMO-CORTICAL PATHWAY IMBALANCE IN PD STN-Healthy STN-PD Ulixacaltamide DBS CEREBELLO-THALAMO-CORTICAL PATHWAY

19 Blocking T-type calcium channels with Ni2+ improves motor function in burst firing model of movement deficit in Parkinson’s disease Pan et al (2016) j clin invest doi: 10.1172/jci88170 BURST FIRING IN STN OF 6-OHDA PARKINSON’S MODEL BLOCK OF BURST FIRING IMPROVES MOVEMENT IN 6-OHDA PARKINSON’S MODEL

20 PRIMARY ENDPOINT: Change from baseline to Day 77 in the International Parkinson and Movement Disorder Society (MDS) Unified Parkinson’s Disease Rating Scale (UPDRS) Part III (motor examination) score in the OFF state Ulixacaltamide Phase 2 Parkinson’s disease study topline data expected 4Q23 Safety Follow- Up DAY 50-77 Maintenance DAY 92-98 Ulixacaltamide Titration from 5 mg up to 100 mg DAY 1-49 Titration PLACEBO 1:1 Randomization N= ~80 DAY 78-91 Ulixacaltamide 50/25 mg Taper-down PLACEBO Ulixacaltamide 100 mg PLACEBO

21 PRAX-562 SCN2A, SCN8A & OTHER DEEs KEY UPCOMING MILESTONES 2H 2023 Ph 2 EMBOLD Study Topline Results

22 Preclinical and emerging clinical data demonstrate PRAX-562 has the potential to be a first- and best- in-class NaV blocker for DEEs Superior selectivity for disease-state NaV channel hyperexcitability Convenient auto-titration regimen with stable PK Unprecedented therapeutic window with potential for superior safety and efficacy PRAX-562 SCN2A, SCN8A + OTHER DEEs PAN-NAV BLOCKER SMALL MOLECULE

23 Persistent sodium current (INa) is a critical driver of pathological hyperexcitability in CNS disorders

24 % INHIBITION OF hNaV1.6 PERSISTENT INa COMPARISON OF POTENCY AND SELECTIVITY Broader in vitro panel indicates PRAX-562 has best-in-class preferences 0.01 0.1 1 10 100 1000 10000 0 20 40 60 80 100 Concentration (µM) % In hi bi tio n Carbamazepine Lamotrigine Cenobamate PRAX-562 Persistent INa IC50 (nM) Ratio of persistent to peak inhibition PRAX-562 141 60 Carbamazepine 77,520 30 Cenobamate 73,263 23 Lidocaine 68,230 19 Lamotrigine 78,530 16 Vixotrigene (BIIB074) 3,676 14 Lacosamide 833,100 n/a* Valproic Acid <10% @ 1 mM No inhibition MOST SELECTIVE MOST POTENT

25 MES EFFICACY sLMA TOLERABILITY Our mechanistic hypothesis translates to a wide therapeutic index in vivo for PRAX-562 Therapeutic Index (TI) = TC50 / EC50 CD-1 mice; (n=12/group) **p<0.01 vs. Veh ED50: 2 mg/kg Molecule Plasma Therapeutic Index PRAX-562 17.2x PRAX-562 (mg/kg, PO) PRAX-562 (mg/kg, PO) CD-1 mice; (n=20/group) ANOVA/Dunnett **p<0.01 vs. Veh TD50: 44 mg/kg Veh 0.3 1 3 10 0 20 40 60 M ES La te nc y (s ec ) ** ** Veh 10 20 40 0 10000 20000 30000 40000 50000 60000 70000 To ta l D Is ta nc e Tr av el le d (m m ) ** **

26 IN VIVO POC IN SCN2A SPONTANEOUS SEIZURES1 IN VIVO POC IN SCN8A AUDIOGENIC EVOKED SEIZURES2 PRAX-562 completely inhibits seizures in SCN2A and SCN8A GoF mutation mouse models 1 PRAX-562 inhibition of spontaneous seizures in Q54 GoF mice. 2 PRAX-562 inhibition of audiogenic seizures in N1768D D/+ mice Pr op or tio n w ith S ei zu re s 100% 50% 0% % C ha ng e in S ei zu re s PRAX-562 (mg/kg, PO) PRAX-562 (mg/kg, PO) Veh Sidack’s post hoc comparison test *p<0.05 vs. Veh **p<0.001 vs. Veh **Significant protection vs. Veh χ2 2 = 16.0, Fisher’s p = 0.0002 ** Veh 0.3 1 3 10 -100 -50 0 50 * ** ** +50% -50% -100%

27 PRAX-562 Phase 1 summary Source: Praxis data on file; https://investors.praxismedicines.com/news-releases/news-release-details/praxis-precision-medicines-provides-corporate-update-and-5 * Co-administration of supra-therapeutic doses of PRAX-562 and oxcarbazepine led to additive sodium blocking effects, including resulting in SAEs All TEAEs mild to moderate as stand-alone therapy*, with headache & dizziness most common TEAEs Significant changes observed between placebo and 90 mg of PRAX-562 on qEEG and on ASSR biomarkers PRAX-562 has been generally well tolerated in over 130 healthy volunteers No MTD at exposures multiple fold above therapeutic range indicates potential for superior therapeutic index

28 PRIMARY ENDPOINT: Incidence and severity of treatment- emergent adverse events (TEAEs) KEY SECONDARY: Change from baseline in monthly (28 day) motor seizure frequency PRAX-562 Phase 2 EMBOLD Study topline data expected 2H23 * Two distinct cohorts in early-onset SCN2A-DEE and SCN8A-DEE patients + Participants receive either 0.5 mg/kg/day PRAX-562 QD for 16 weeks or 0.5 mg/kg/day PRAX-562 QD for 12 weeks & matching placebo QD for 4 weeks. Participants in the PRAX-562/placebo arm will receive placebo for 4 consecutive weeks during the 16-week treatment period, with timing of placebo administration blinded for both participants and investigator. Dose adjustment is permitted to a max of 1.0 mg/kg/day and a min of 0.25 mg/kg/day. Safety Follow- Up SAFETY FOLLOW- UP PERIOD (4 WEEKS) DOUBLE-BLIND TREATMENT PERIOD (16 WEEKS) PRAX-562 1:1 Randomization N=~20 (~10 SCN2A/~10 SCN8A)* OLE TREATMENT PERIOD (48 WEEKS) PRAX-562 0.5 mg/kg/day Placebo for 4 weeks/PRAX-562 for 12 weeks+ 0.5 mg/kg/day

29 4Q 2023 Initiate Focal Epilepsy Study Mid-2023 Ph 1 Topline Results PRAX-628 Focal Epilepsy KEY UPCOMING MILESTONES

30 Preclinical data demonstrates PRAX-628 may be a best-in-class NaV blocker for focal epilepsy Superior selectivity for disease-state NaV channel hyperexcitability PK differentiated for broad epilepsy population Unprecedented therapeutic window translating to superior safety and efficacy PRAX-628 FOCAL EPILEPSY PAN-NAV ACTIVITY DEPENDENT BLOCKER SMALL MOLECULE

31 LOW DISEASE-STATE DEPENDENCE THIN THERAPEUTIC INDEX HIGH DISEASE-STATE DEPENDENCE WIDE THERAPEUTIC INDEX Our internal discovery effort focused on developing a NaV blocker with high disease-state dependence and wide therapeutic index Source: Praxis data on file 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, µM % In hi bi ti on o f hN a V 1. 6 Lamotrigine (LTG) 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, µM % In hi bi ti on o f hN a V 1. 6 Carbamazepine (CBZ)LAMOTRIGINE CARBAMAZEPINE 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, µM % In hi bi tio n of hN a V 1. 6 PRAX-628 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration, µM % In hi bi tio n of hN a V 1. 6 PRAX-562 PRAX- 8P - 62 “NaV Fingerprint” Persistent INa Inhibition Peak INa, UDV-10Hz (Disease-State Dependence) Inhibition Peak INa, Tonic Block Inhibition

32 PRAX-628 has unique pharmacological properties that enable acute dosing in a broader patient population Modeling 90mg, single dose of PRAX-628 or PRAX-562. Preclinical simulation recapitulates PRAX-562 clinical data. 0 4 8 9 6 1 4 4 0 .1 1 1 0 Preclinical Simulation of Human PK 90 mg Single Dose Time (h) Un bo un d Pl as m a Co nc . ng /m L PRAX-628: 36 hr predicted half-life PRAX-562: >120 hr predicted half-life

33 Molecule Plasma Therapeutic Index PRAX-628 16.7x MES EFFICACY sLMA TOLERABILITY PRAX-628 protects mice from seizures with a wide therapeutic window Therapeutic Index (TI) = TC50 / EC50 CD-1 mice; (n=8/group veh, n=10 PRAX) ANOVA/Dunnett (PRAX) **p<0.01 vs. Veh ED50: 0.67 mg/kg PRAX-628 (mg/kg, PO) PRAX-628 (mg/kg, PO)CD-1 mice; (n=10/group) ANOVA/Dunnett **p<0.01 vs. Veh TD50: 10.3 mg/kg Veh 0.3 1 3 10 0 20 40 60 M ES La te nc y (s ec ) ** ** 0 20000 40000 60000 80000 100000 To ta l D is ta nc e Tr av el le d (m m ) Veh 3 5.6 10 20 ** **

34 Focal epilepsy affects ~2 million people in the US alone Most common type of epilepsy in adults and children - occurs in 60% of epilepsy cases Most common age of onset is in the first year of life and in the 6th and 7th decade~ 50% have family history but genetics is not well understood Defined as epilepsy that originates in one side or area of the brain and affects one side of the body

35 SOLIDUS™ ASO PLATFORM

36 Mid-2023 EMBRAVE Study First Dose Cohort (Part 1) Topline Results PRAX-222 SCN2A-GoF ASO KEY UPCOMING MILESTONES

37 Preclinical data suggest PRAX-222 has potential to be disease- modifying for early onset SCN2A gain-of-function DEE Dose-dependent reduction in interictal spikes, seizures and increased survival Survival benefit extended with repeat dosing Improvement in behavioral and locomotor activity PRAX-222 INTRATHECALLY-ADMINISTERED ASO for SCN2A GoF DEE

38 PRAX-222 is an ASO designed to down-regulate SCN2A expression in patients with gain-of-function mutation

39 SCN2A mRNA KNOCKDOWN SCN2A PROTEIN KNOCKDOWN In vitro, PRAX-222 down-regulates both mRNA and protein ASOs were administered at P30 and brains were collected 14 days post-ICV for qPCR analysis D o s e (µ g ) % c o n tr o ls 1 1 0 1 0 0 0 2 0 4 0 6 0 8 0 1 0 0 1 2 0 A S O -C tr l 2 0 0 µ g ED50: 33 µg ED80: 170 µg ASO-Ctrl WT ASO-Ctrl Q/+ ASO-811 Q/+ 0 200 400 600 N or m al iz ed a ct in **** ASO-CTRL ASO-SCN2AASO- TRL / WT MOUSE SCN2A GOF R1883Q/+ MOUSE ASO-SCN2A 10 µm Nav1.2 AnkG ASO-CTRL

40 SCN2A ASO INCREASES SURVIVAL WITH A SINGLE DOSE INJECTION RE-DOSING SIGNIFICANTLY EXTENDS SURVIVAL ADMINISTRATION POST-DISEASE ONSET ALSO EXTENDS SURVIVAL PRAX-222 increases survival in SCN2A GoF mice ***p<0.001 ****p<0.0001 All experiments conducted with SCN2A R1882Q mouse model SCN2A GOF model ASO-Ctrl (n=39) ASO-SCN2A ED80 (n=49) ASO-SCN2A ED50 (n=22) 0 20 40 60 80 0 25 50 75 100 Postnatal day % s ur vi va l **** **** ASO injection (icv, P1) SCN2A GOF model 0 50 100 150 200 0 25 50 75 100 Postnatal day % s ur vi va l **** *** ASO-Ctrl (n=11) ASO-SCN2A ED80 (n=13) ASO-SCN2A ED50 (n=15) ASO injections (icv, P1, P28) SCN2A GOF model 0 50 100 150 200 0 25 50 75 100 Postnatal day % s ur vi va l **** **** ASO-Ctrl (n=8) ASO-SCN2A ED80 (n=15) ASO-SCN2A ED50 (n=15) ASO injection (icv, P15)

41 Simulated mRNA knockdown in human cortex in pediatric patients Achieves distribution in key areas of brain based on NHP data PRAX-222 PK/PD modeling informs starting dose and proposed escalation based on level of knockdown anticipated to achieve clinical benefit and tolerability Source: Praxis data on file. Median and 95% prediction interval illustrated Target knockdown 100 80 60 40

42 PRAX-222 EMBRAVE study initial dose cohort (Part 1) GOAL: Assess preliminary safety of PRAX-222 21-week study Open label design screening / baseline observation UP TO 8 WEEKS 4 WEEKS 4 WEEKS 4-5 WEEKS monitoring monitoring PRAX-222 IT Dose PRAX-222 IT Dose PRAX-222 IT Dose PRAX-222 IT Dose monitoring ongoing treatment OPTIONAL OPEN LABEL EXTENSION SAFETY ANALYSIS FDA REVIEW N=4